UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 19, 2016 (May 18, 2016)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12209	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton, Suite 1200 Ft. Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual stockholders meeting (the “Annual Meeting”) of Range Resources Corporation (the “Company”) was held on Wednesday, May 18, 2016 at 9:00 a.m. Central Time at the Worthington Renaissance Hotel, Bur Oak Room, 200 Main Street in Fort Worth, Texas. As of March 24, 2016, the record date for the Annual Meeting, there were 169,744,170 shares of common stock issued and outstanding. A quorum of 154,961,033 shares of common stock was present or represented at the Annual Meeting.

The matters submitted to a vote of security holders at the Annual Meeting were as follows:

1.	Stockholders elected each of the Company’s nine nominees for directors to serve a term of one year to expire at the 2017 Annual Meeting or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
Brenda A. Cline	133,532,770	96.20%	5,231,787	37,120	16,159,356
Anthony V. Dub	131,694,379	94.87%	6,801,889	305,409	16,159,356
Allen Finkelson	130,902,669	94.30%	7,827,483	71,525	16,159,356
James M. Funk	133,151,494	95.92%	5,617,315	32,868	16,159,356
Christopher A. Helms	133,080,217	95.87%	5,686,555	34,905	16,159,356
Mary Ralph Lowe	132,702,345	95.60%	6,062,668	36,664	16,159,356
Gregory G. Maxwell	133,581,382	96.23%	5,186,779	33,516	16,159,356
Kevin S. McCarthy	129,945,452	93.61%	8,778,439	77,786	16,159,356
Jeffrey L. Ventura	131,227,983	94.54%	7,269,986	303,708	16,159,356

2.	Stockholders approved, on an advisory basis, the Company’s executive compensation philosophy, policies and procedures, as set forth below:

Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
129,567,125	93.34%	9,150,423	84,129	16,159,356

3.	Stockholders approved the terms of the Company’s 2005 Equity Plan.

Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
136,620,421	98.42%	2,116,875	64,381	16,159,356

4.	Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016, as set forth below:

Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
154,424,478	99.65%	499,983	36,572	—

5.	The stockholder proposal requesting publication of a political spending report was not approved:

Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
50,568,562	36.43%	66,141,995	22,091,120	16,159,356

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ David P. Poole
David P. Poole
Senior Vice President-General Counsel and Corporate Secretary

Date: May 19, 2016

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